EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BLACKWATER MIDSTREAM CORP. (the “Company”) on Form 10-K for the year ended MARCH 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald St.Pierre, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2009

By:	/S/ DONALD ST.PIERRE
Donald St.Pierre
Chief Financial Officer